EARNINGS PER COMMON SHARE - Computation of Basic and Diluted Earnings Per Share (Detail) - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Numerator for basic and diluted earnings per share -income available to common shareholders:
Net income	$ 255,605	$ 228,830	$ 255,863
Denominator for basic earnings per share - weighted average shares	95,284,550	94,404,617	93,938,772
Effect of dilutive securities -
Employee stock awards	873,414	1,001,102	1,157,295
Denominator for diluted earnings per share - adjusted weighted average shares	96,157,964	95,405,719	95,096,067
Basic	$ 2.68	$ 2.42	$ 2.72
Diluted	$ 2.66	$ 2.40	$ 2.69